UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2022
ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii			001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 3440,	Honolulu,	Hawaii		96801
(Address of principal executive offices)				(Zip Code)
(808) 525-6611
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 22, 2022, the Board of Directors of Alexander & Baldwin, Inc. (the “Company”) appointed Clayton K.Y. Chun as Executive Vice President, Chief Financial Officer, and Treasurer of the Company, to be effective as of December 1, 2022. Mr. Chun will replace Brett A. Brown, whose last day as an officer of the Company is expected to be November 30, 2022.

Mr. Chun, age 44, has served as the Senior Vice President, Chief Accounting Officer and Controller since February 1, 2019. In connection with this transition, Mr. Chun’s title will be Senior Vice President and Chief Accounting Officer from October 1, 2022 to November 30, 2022. Previously, Mr. Chun served as Vice President, Chief Accounting Officer and Controller from March 1, 2018 to January 31, 2019; Chief Accounting Officer and Controller from January 30, 2018 to February 28, 2018; and Controller from September 1, 2015 to January 29, 2018.

In consideration of his new duties and responsibilities, Mr. Chun will (i) be paid an annual base salary of $400,000, (ii) participate in the Company’s Performance Improvement Incentive Plan, with an annual target (prorated for 2022) of 70% of his base salary, and (iii) enter into a change in control agreement in the form as entered into by the Company with new executive officers. A copy of the press release announcing the appointment of Mr. Chun is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits

99.1	Press release issued by Alexander & Baldwin, Inc. on August 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                        Date:  August 23, 2022

                        ALEXANDER & BALDWIN, INC.

                        /s/ Christopher J. Benjamin
                        Christopher J. Benjamin
                        President and Chief Executive Officer